COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2014
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases related to offices, servers and bandwidth with initial terms of one-year or more consisted of the following at September 30, 2014:

US$

Years ending September 30,
2015	3,389
2016	193
2017	11
2018	—
2019	—

3,593

Payments under operating leases are expensed on the straight-line basis over the periods of their respective leases. The terms of the leases do not contain rent escalation or contingent rents. For the years ended September 30, 2012, 2013 and 2014, total rental expenses from continuing operations for all operating leases amounted to US$3,346, US$3,904 and US$5,786, respectively. Rental expenses from discontinued operations for all operating leases amounted to US$314, US$ nil and US$ nil, respectively.

Legal contingencies

The group is a party in potential claims arising in the ordinary course of business. The Group does not believe that the resolution of these matters will have a material effect on its financial position or results of operations.

Assets pledged as security for bank borrowing

As disclosed in Note 13, on December 6, 2013, CDEL Hong Kong entered into a loan agreement for a RMB100 million, approximately US$16 million, term loan facility. The facility was secured by a term deposit of RMB100 million provided by Champion Technology, which was recorded as “restricted cash” on the consolidated balance sheet as of September 30, 2014.